                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                          --------------
                             FORM 8-K
                          --------------

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

            Date of Report (date of earliest event
                 reported):  September 3, 1996

                          ---------------



                     MILLER INDUSTRIES, INC.
       ------------------------------------------------------
       (Exact name of Registrant as Specified in its Charter)


         Tennessee                  0-24298            62-1566286
- ------------------------------------------------------------------------
(State or other Jurisdiction of   (Commission File    (IRS Employer
Incorporation or Organization)        Number)        Identification No.)

                        900 Circle 75
                           Parkway
                       Atlanta, Georgia                30339
        ------------------------------------------------------
        (Address of principal executive offices)     (Zip Code)


   Registrant's telephone number, including area code:  (770) 988-0797

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On September 3, 1996, Miller Industries, Inc. (the "Company") completed the acquisition of Vulcan International, Inc.
("Vulcan") through the merger of Vulcan with a wholly-owned subsidiary of the Company, pursuant to an Agreement and Plan of Merger dated September 2, 1996 between the Company, its merger subsidiary, Vulcan and all of the shareholders of Vulcan. The consideration paid by the Company consisted of 489,552 shares of its Common Stock (as adjusted to reflect the 2-for-1 stock split approved on August 30, 1996 for distribution on September 30, 1996 to shareholders of record on September 16, 1996). Vulcan is a manufacturer of towing and recovery equipment headquartered in Olive Branch, Mississippi. The number of shares issued in this transaction was determined by dividing $8,200,000, the negotiated purchase price, by the closing sale price of the Company's Common Stock on the New York Stock Exchange on the trading day immediately preceding the closing of the transaction.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

A.     Financial Statements of Businesses Acquired
       -------------------------------------------

       The following consolidated financial statements of Vulcan have not been completed as of the date of this report and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-K.

       1.  Independent auditors opinion

       2. Consolidated balance sheets as of April 30, 1996 and as of July 31, 1996 (unaudited)

       3. Consolidated statements of operations for the fiscal year ended April 30, 1996 and three months ended July 31, 1996 (unaudited)

       4. Consolidated statements of shareholders equity for the fiscal year ended April 30, 1996 and three months ended July 31, 1996 (unaudited)

       5. Consolidated statements of cash flows for the fiscal year ended April 30, 1996 and three months ended July 31, 1996 (unaudited)

       6.  Notes to the consolidated financial statements

B.   Pro Forma Financial Information
     -------------------------------

     The following pro forma financial information has not been completed as of the date of this report, and will be filed as an amendment to this report as soon as practicable in accordance with Item 7(a)(4) of Form 8-
     K.

     1.  Pro forma consolidated balance sheet as of July 31,
         1996
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     2.  Pro forma consolidated income statements for the
         nine months ended April 30, 1994, fiscal years ended
         April 30, 1995 and 1996 and three months ended July 31, 1996

     C.   Exhibits
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          The following exhibits are filed with this report:

          2.1 Agreement and Plan of Merger


                            SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 17, 1996                 MILLER INDUSTRIES, INC.


                                           By: /s/ Frank Madonia
                                                   Name:  Frank Madonia
                                                   Title:  Vice President